Exhibit 99.8
2008

AMENDED AND RESTATED

EMPLOYMENT AGREEMENT

between

TRUSTCO BANK,

TRUSTCO BANK CORP NY

and

____________________________

2008 AMENDED AND RESTATED
EMPLOYMENT AGREEMENT

WHEREAS, TrustCo Bank Corp NY, a New York corporation (hereinafter referred to as “TrustCo”), Trustco Bank, a national bank duly organized and existing under the laws of the United States (hereinafter referred to as the “Bank”) (hereinafter collectively with TrustCo referred to as the “Companies”) entered into an Employment Agreement (hereinafter referred to as the “Agreement”) with _______________ (hereinafter referred to as the “Executive”); and

WHEREAS, the Companies and the Executive desire to amend and restate the Agreement in its entirety, effective as of January 1, 2008;

NOW, THEREFORE, the Agreement is hereby amended and restated in its entirety, effective as of January 1, 2008, as provided below:

1.              Engagement.  The Companies agree to engage the Executive and the Executive agrees to serve the Companies as an Executive.

2.              Term.  Beginning on January 1, 2005, on January 1 of each and every third year thereafter, the term of this Agreement shall be extended for an additional three year period, automatically, unless the Executive is notified 180 days in advance by the method set forth in Section 11 herein to the contrary (“Nonrenewal Notice”).  Nothing contained herein, however, shall be construed to extend the Executive’s right to employment beyond the age of 70 years or the then mandatory retirement age in effect, whichever shall be greater.

3.              Purpose and Effect.  The purpose of this Agreement is to provide Termination Benefits, as defined in Section 9 hereof, in the event of a Termination or Change in Control as provided in Section 7(a).

4.              Services.  The Executive shall exert Executive’s best efforts and devote substantially all of Executive’s time and attention to the affairs of the Companies.  The Executive shall perform the duties which are generally assigned to executives in similar positions in corporations of similar size as the Companies.  The Executive shall report directly to the Chief Executive Officer.

5.              Compensation.  For purposes of this Agreement, Annual Compensation shall be deemed to include the Executive’s Annual Base Salary, plus any amount payable pursuant to the Executive Officer Incentive Plan.  The Executive shall be paid by the Companies the Annual Base Salary provided on Schedule A attached hereto, which Annual Base Salary shall be paid biweekly.  Thereafter, Annual Compensation shall be negotiated between the parties hereto and shall be deemed a part of this Agreement, provided, however, that Annual Base Salary shall not be less than the immediately preceding calendar year.  Commencing in 2009, in addition to the Annual Compensation, the Executive shall be paid each year by the Companies the amount calculated in accordance with Schedule B attached hereto, which shall be paid within sixty (60) days following the end of the year.  In the event of a Change in Control the Incentive Award payable pursuant to the Executive Officer Incentive Plan shall not be reduced as a result of charges taken in connection with or as a result of the Change in Control.

6.              Retirement and Pension.  As further compensation for the services of the Executive:

(a)            The Executive shall be allowed to participate fully in any disability, death benefit, retirement, or pension plans maintained by the Companies, pursuant to the terms of such plans. Nothing in this Agreement shall be construed as a waiver of any of the terms of or conditions precedent to participation in such plans; and

(b)            Upon termination of the Executive’s employment due to retirement (defined as the earliest retirement date applicable to the Executive under the Retirement Plan of Trustco Bank), Disability (as defined herein), death, or Termination (as defined in Section 8 hereof) of Executive for any reason other than Good Cause (as defined in Section 8) within 2 years after a Change in Control (as defined in Section 7(b) hereof) the Companies shall continue the medical benefits (which reimburse expenses allowable as a deduction under Internal Revenue Code Section 213, without regard to any adjusted gross income limitation), in effect at the time of Executive’s termination, for Executive and his covered dependents during the period of time during which the Executive would be entitled to continuation coverage under a group health plan of the Companies under Internal Revenue Code Section 4980B if the Executive elected such coverage and paid the applicable premium.  For purposes of this Agreement, the term “Disability” means a mental or physical condition which (i) in the opinion of a physician mutually agreed upon by the boards of directors of the Companies and the Executive, will prevent the Executive from carrying out the material job responsibilities or duties to which the Executive was assigned at the time disability was incurred, and (ii) is expected to last for an indefinite duration or a duration of more than six months.

Notwithstanding anything to the contrary herein contained, if Executive is a “specified employee” as defined in the Regulations, unless allowable under the Regulations, no benefits pursuant to this subsection (b) shall be provided until the first day of the seventh month following Executive’s retirement or Termination, as the case may be.

7.              Termination of Employment.

(a)            If (i) there shall be a Termination (as defined in Section 8 hereof) of the Executive for any reason other than Good Cause (as hereinafter defined) or retirement at the mandatory retirement age within 12 months prior to a Change in Control (as defined in subsection (b) of this Section) or (ii) a Change in Control (as defined in subsection (b) of this Section) occurs while Executive is employed by either or both of the Companies, then the Executive shall receive the Termination Benefits set forth herein.  For purposes of this Agreement, “Good Cause” shall be limited to Executive’s commission of an act of fraud, embezzlement or theft constituting a felony against either of the Companies as finally determined by a court of competent jurisdiction or an unequivocal admission by the Executive.

(b)            “Change in Control” means a change in the ownership of the Company, a change in the effective control of the Company or TrustCo Bank, or a change in the ownership of a substantial portion of the assets of the Company or TrustCo Bank, as provided in Section 409A(a)(2)(A)(v) of the Internal Revenue Code, Treas. Reg. §1.409A-3(i)(5), and any guidance or regulations promulgated under Section 409A of the Code.  Subject to the foregoing, Treas. Reg. §1.409A-3(i)(5) provides the following:

(i)             a change in the ownership of the Company or TrustCo Bank occurs on the date that any one person, or more than one person acting as a group (as defined in Treas. Reg. §1.409A-3(i)(5)(v)(B)), acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company or TrustCo Bank.  However, if any one person, or more than one person acting as a group, is considered to own more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company or TrustCo Bank, the acquisition of additional stock by the same person or persons is not considered to cause a change in the ownership of the Company or TrustCo Bank (or to cause a change in the effective control of the Company or TrustCo Bank (within the meaning of Treas. Reg. §1.409A-3(i)(5)(vi)). An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property will be treated as an acquisition of stock for purposes of this paragraph. This paragraph applies only when there is a transfer of stock of the Company or TrustCo Bank (or issuance of stock of the Company or TrustCo Bank) and stock in the Company remains outstanding after the transaction (see paragraph (c) below for rules regarding the transfer of assets of the Company);

(ii)            a change in the effective control occurs only on the date that either: (i)  any one person, or more than one person acting as a group (as determined in Treas. Reg. §1.409A-3(i)(5)(v)(B)), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company or TrustCo Bank possessing thirty percent (30%) or more of the total voting power of the stock of the Company; or (ii) a majority of members of the Company’s board of directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company’s board of directors prior to the date of the appointment or election; or

(iii)           a change in the ownership of a substantial portion of the Company’s or TrustCo Bank’s assets occurs on the date that any one person, or more than one person acting as a group (as determined in Treas. Reg. §1.409A-3(i)(5)(v)(B)), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company or TrustCo Bank that have a total gross fair market value equal to or more than forty percent (40%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions.  For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

(c)            Notice of Termination shall be communicated by the terminating party to the other parties to this Agreement pursuant to Section 11 hereof.

8.              Termination.  Termination shall include, but is not limited to the unilateral election of the Executive to terminate this Agreement and his employment with the Companies or Executive otherwise experiences a “separation from service” with the Companies within the meaning of Section 1.409A-1(h) of the Regulations.  Any such election by Executive shall be communicated to the Companies pursuant to Section 11 hereof.

9.              Termination Benefits.  The following benefits shall be Termination Benefits:

(a)            The Companies shall pay to the Executive within 10 days following the Change in Control a lump sum amount equal to 2.99 times the Executive’s Annual Compensation in effect at the time of his Termination or the Change in Control, as the case may be.

(b)            In the event of a Termination, unless the same must be delayed to prevent a violation of the Regulations, the Companies shall cause to be paid to the Executive all benefits payable to the Executive under the Companies’ retirement, executive incentive compensation, pension and deferred compensation plans in accordance with the terms of such plans.

(c)            The Companies shall pay to the Executive all legal fees and expenses incurred by the Executive directly related to the enforcement of the payment of Termination Benefits and any reimbursement shall be made on or before the last day of the calendar year following the taxable year in which the expense was incurred.

(d)            In the event the Termination Benefits paid to the Executive under this Agreement or any other agreement are subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986 (the “Excise Tax”), then the Companies will pay to the Executive a tax gross-up payment with respect to such Excise Tax in an amount equal to the full amount allowable as a “tax gross-up payment” under Section 1.409A-3(i)(1)(v) the Regulations to be paid as soon as practicable within the payment period specified in such Section of the Regulations.

(e)            In the event of a Termination for any reason other than Good Cause, within two years after a Change in Control, within thirty days of the Termination the Companies shall transfer any and all country club memberships owned by the Companies for the benefit of the Executive, to the Executive.

(f)             In the event of a Termination for any reason other than Good Cause, within two years after a Change in Control, within thirty days of the Termination the Companies shall transfer to the Executive the company car used by the Executive, at the time of Termination, at book value.

Notwithstanding anything to the contrary herein contained, if Executive is a “specified employee” as defined in the Regulations, unless otherwise allowed under the Regulations, Termination Benefits shall not be payable until the first day of the seventh month following the Executive’s Termination.

10.            Indemnity.

(a) The Companies shall provide indemnification rights and benefits to Executive to the fullest extent permitted by law and the charter or bylaws of the Companies. Any amendment or revision to such charter or bylaws that adversely affects the indemnification rights or benefits available to Executive under such charter or bylaws as of the date hereof shall not be effective against Executive unless Executive has consented in writing to such amendment or revision.

(b)            The indemnification provided by this Section shall not be deemed exclusive of any other rights to which the Executive may be entitled under the charter or bylaws of the Companies or any statute, other agreement, vote of stockholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.  Any indemnification rights provided pursuant to this Section shall continue as to the Executive after the Executive has ceased to be a director, officer, employee or agent of the Companies and shall inure to the benefit of the heirs, executors and administrators of the Executive.

11.            Notices.  All notices, requests, demands and other communications provided for by this Agreement shall be in writing and shall be deemed to have been given at the time when mailed at any general or branch United States Post Office enclosed in a certified post paid envelope and addressed to the address of the respective party stated below or to such changed address as such party may have fixed by notice.

To the Companies:	TrustCo Bank Corp NY
                                                            Trustco Bank
                                                            5 Sarnowski Drive
                                                            Glenville, NY  12302

To the Executive:	___________________
                                                            ___________________
                                                            ___________________

Provided, however, that any notice of change of address shall be effective only upon receipt.

12.            Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the Companies, their successors and assigns, including without limitation, any person or entity which may acquire all or substantially all of either Company’s assets or business or into which either Company may be consolidated or merged, and the Executive, as well as Executive’s heirs, executors, administrators and legal representatives.  The Executive may assign the right to payment under this Agreement, but not obligations under this Agreement.

13.            Governing Law.  Except to the extent preempted by federal law, this Agreement shall be governed by the laws of the State of New York.

14.            Complete Agreement.  This Agreement supersedes all prior understandings and agreements between the parties, and may not be amended or modified orally, but only by a writing signed by the parties hereto.

15.            Dispute Resolution.  All expenses (including, without limitation, legal fees and expenses) incurred by the Executive in connection with, or in prosecuting or defending, any claim or controversy arising out of or relating to, this Agreement shall be paid by the Companies.

16.            Late Payments.  If Companies fail to pay when due any amount provided under this Agreement, Companies shall pay to Executive interest on any outstanding amount, at an annual rate of 12%, compounded semi-annually.

17.            Designation of Beneficiary.  In the event that any amount payable to the Executive as provided by this Agreement remains outstanding upon the death of the Executive, the amount due shall be payable to a beneficiary as designated by the Executive, in the same manner as set forth by this Agreement, or if no beneficiary is named, to the trustee of the Executive’s revocable living trust, and if none to the trustee of the Executive’s testamentary trust, and if none to the personal representative of the Executive’s estate.

18.            Survival of Rights.  Except as may be expressly provided herein, all of the Executive’s rights under this Agreement, including, but not limited to, Sections 6(b), 7 and 9 shall survive the Termination of the Executive and/or the termination of this Agreement.

19.            Severability.  Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction is, as to such jurisdiction, ineffective to the extent of any such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions hereof, or affecting the validity, enforceability or legality of such provision in any other jurisdiction, unless the ineffectiveness of such provision would result in such a material change as to cause completion of the transactions contemplated hereby to be unreasonable.

(signature page follows)

IN WITNESS WHEREOF, TrustCo, the Bank and the Executive have caused this Amended and Restated Agreement to be executed as of this 16th day of December, 2008.

ATTEST:	TRUSTCO BANK CORP NY

/s/ Thomas M. Poitras	By:	/s/ Robert J. McCormick
Secretary

ATTEST	TRUSTCO BANK

/s/ Thomas M. Poitras	By:	/s/ Robert J. McCormick
Secretary

AGREEMENT OF EXECUTIVE

Schedule A to Agreement among Companies and ____________________

Calendar Year	Annual Salary	Approval of Companies
2008
2009
2010
2011
2012
2013
2014

SCHEDULE B

An amount equal to the incremental amount that would have been credited for the year to the Executive’s Supplemental Account Balance under the Trustco Bank and TrustCo Bank Corp NY Supplemental Retirement Plan as such Plan was in effect on December 31, 2007, and had it not been amended to cease additional benefit accruals following December 31, 2008.